DELAWARE GROUP® EQUITY FUNDS IV

Delaware Growth Opportunities Fund
Delaware Smid Cap Growth Fund
(formerly, Delaware Global Real Estate Securities Fund)
Delaware Healthcare Fund
(the "Funds")

Supplement to the Funds' Statement of Additional Information
dated January 28, 2010

The following replaces the first paragraph in the section entitled, "Management of the Trust - Officers and Trustees" on page 22 of the Funds' Statement of Additional Information.

Officers and Trustees
The business and affairs of the Trust are managed under the direction of its Board. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of January 12, 2010, the Trust's officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund, except for the Institutional Class of the Smid Cap Growth Fund and Class A of the Healthcare Fund, in which they owned 1.08% and 93.28% of the outstanding shares, respectively.

The following replaces the caption and table at the top of page 25 of the Funds' Statement of Additional Information.

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Investments® Funds as of December 31, 2009.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	None	Over $100,000
Independent Trustees
Thomas Bennett	None	$10,001-$50,000
John A. Fry	None	Over $100,000
Anthony D. Knerr	None	$50,001 - $100,000
Lucinda S. Landreth	None	Over $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$1 - 10,000

This Supplement is dated March 31, 2010.